SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2003

GLOBALSTAR, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-25461	13-3759024

(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Zanker Road, San Jose, California	95134

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-933-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Globalstar, L.P. has filed a motion with the U.S. Bankruptcy Court in Delaware to allow Globalstar to sell the company’s assets and operations to a new investor in a private sale transaction. This confirms the private sale plan that Globalstar described last week as part of its announcement that ICO Global Communications (Holdings) Limited (ICO) might not complete its own plan to acquire Globalstar. For more information, see the press release attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 3, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, L.P.

	By:	/s/ Daniel P. McEntee Name: Daniel P. McEntee Title: Vice President and Chief Financial Officer

Date: November 4, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 3, 2003